Leonetti Balanced Fund
    Supplement to Prospectus dated June 28, 1995 as revised December 1, 1995

The disclosure under the caption "How to Invest in the Fund" and "How to Redeem an Investment in the Fund" in the Fund's prospectus dated June 28, 1995 as revised December 1, 1995 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to Leonetti Balanced Fund, P.O. Box 856, Cincinnati, OH 45264- 0856.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A. Cinti/Trust
ABA #0420-0001-3
Attn:  Leonetti Balanced Fund
DDA # 483897963
Account name (shareholder name)
Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent to Leonetti Balanced Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to Leonetti Balanced Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Fund's account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Fund's Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund             Fee or fee rate
-------------------------------             ---------------
Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets


March 8, 1996

                           The Leonetti Balanced Fund




FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period (Unaudited)
--------------------------------------------------------------------------------
                                                               August 1, 1995*
                                                                    through
                                                              December 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period ............................      $ 10.00
                                                                       -------
Income from investment operations:
      Net investment income .....................................          .05
      Net realized and unrealized gain on investments ...........          .56
                                                                       -------
Total from investment operations ................................          .61
                                                                       -------
Less distributions:
      Dividends from net investment income ......................         (.05)
                                                                       -------
Net asset value, end of period ..................................      $ 10.56
                                                                       =======
Total return ....................................................        12.36%+
Ratios/supplemental data:
Net assets, end of period (millions) ............................      $  8.8
Ratio of expenses to average net assets:
      Before expense reimbursement ..............................         2.55%+
      After expense reimbursement ...............................         2.50%+
Ratio of net investment income to average net assets:
      Before expense reimbursement ..............................         1.24%+
      After expense reimbursement ...............................         1.29%+
Portfolio turnover rate .........................................        17.26%



*Commencement of operations.

+Annualized.

                             LEONETTI BALANCED FUND
                          1130 Lake Cook Road, Ste. 105
                             Buffalo Grove, IL 60089
                                 (800) 454-0999


     The LEONETTI BALANCED FUND (the "Fund") is a mutual fund with the investment objective of seeking total return through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and higher quality fixed income obligations. The balance between equity and fixed income securities will be adjusted based upon the market interpretation of the Advisor to the Fund, Leonetti & Associates, Inc. The Advisor has not previously managed a registered investment company. However, it has provided investment advisory services to individual and institutional investors since 1982 and manages assets in excess of $170 million.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated June 28, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Fund at the address given above.



                                TABLE OF CONTENTS

     Expense Table.........................................................    2
     Objective and Investment Approach of the Fund; Risk Factors...........    3
     Management of the Fund................................................    4
     How To Invest in the Fund.............................................    5
     How To Redeem an Investment in the Fund...............................    7
     Services Available to the Fund's Shareholders.........................    8
     How the Fund's Per Share Value Is Determined..........................    8
     Distributions and Taxes...............................................    8
     General Information...................................................    9



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus dated June 28, 1995
                            Revised December 1, 1995

                                  EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

     Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases...........................     None
     Maximum Sales Load Imposed on Reinvested Dividends................     None
     Deferred Sales Load...............................................     None
     Redemption Fees...................................................     None

     Annual Fund Operating Expenses
       (As a percentage of average net assets)
     Advisory Fees.....................................................    1.00%
     Fee to Administrative Manager*....................................    0.25%
     Other Expenses**..................................................    1.25%
--------------------------------------------------------------------------------
     Total Fund Operating Expenses**...................................    2.50%
================================================================================

* The Administrator's fee is the greater of $30,000 or 0.25% of average net assets annually.

**Other expenses and total operating expenses are based on estimated amounts for the current fiscal year. The Advisor has agreed to reduce its fees or make payments to assure that the Fund's ratio of operating expenses to average net assets will not exceed the limit imposed by the most restrictive applicable state regulation, currently 2.50% annually of average net assets under $30 million.

Example

     This table  illustrates  the net  transaction      1 year       3 years
     and operating expenses that would be incurred      ------       -------
     by an investment  in the Fund over  different       $25           $78
     time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

The  LEONETTI   BALANCED   FUND  (the  "Fund")  is  a   diversified   series  of
Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares of the Fund may be purchased at their net asset value per share. The minimum initial investment is $1,000 with subsequent investments of $100 or more. Shares will be redeemed at net asset value per share.

           OBJECTIVE AND INVESTMENT APPROACH OF THE FUND; RISK FACTORS

The investment objective of the Fund is to provide total return, through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing in a combination of equity securities (common and preferred stocks) and fixed income obligations. There is, of course, no assurance that the Fund's objective will be achieved. There is no fixed percentage of the Fund's assets that will be invested in either equity securities or fixed income securities. It is expected that under normal circumstances the Fund's investment in either equity securities or fixed income securities will range between 30% and 70% of net assets.

Because prices of common stocks and fixed income securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes, and when shares are redeemed they may be worth more or less than their original cost. The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of such issuer.

Investment Approach-Equity Securities. In selecting equity securities for the Fund the Advisor emphasizes three types of investments: out-of favor blue chip stocks, growth stocks that pay dividends and exhibit a rising trend in earnings and revenue, and small companies with rapidly rising revenues and earnings.

In evaluating out-of-favor companies, the Advisor's fundamental focus is on a company's business. The Advisor looks for companies that have experienced problems due to debt, management, excessive expenses or cyclical forces, but are still leaders in their industries. This group of companies includes, but is not limited to, the largest corporations, principally those that are components of the Dow Jones Industrial, Transportation and Utility averages. In the Advisor's view, such companies frequently undergo restructuring, management changes, debt reduction and other corporate events that can have a positive effect on prices of such stocks, while still providing a cash flow through regular dividend payments.

The Advisor also seeks growth stocks for the Fund that pay dividends and that have shown a rising trend in earnings and revenues over a period of years. In looking at such companies, the Advisor views positively such characteristics as low or declining debt levels, rising gross profit margins, expanding product lines and significant management stock ownership. Many of such companies may be components of the Standard & Poor's 500 Index ("S&P 500"), but the Advisor is not limited to companies within this index and the Fund may invest in other, non-S&P 500 companies that the Advisor believes have these characteristics.

The small companies selected for the Fund's portfolio will have experienced rapidly rising revenues and earnings. The Advisor looks for such companies that have characteristics such as little or no debt, a following in the investment community, an expanding product line or products that involve a change or improvement in their industry, and control or significant involvement by company founders in day-to-day management. Smaller companies present greater opportunities for capital growth, but may also involve greater risks than larger companies. Although smaller companies can benefit for the development of new products and services, they also may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the process of the securities of other issuers.

Investment Approach-Fixed Income Obligations. Through fixed-income investments, the Advisor seeks a reliable and recurring stream of income for the Fund, while preserving its capital.

The Advisor's approach is to focus the Fund's fixed income holdings in bills, notes and bonds issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Corporate bonds and notes held by the Fund must be investment grade, i.e., rated BBB or better by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), or Fitch Investors Service, Inc. ("Fitch,") or Baa or better by Moody's Investors Service ("Moody's"). Under normal market conditions, it is expected that at least 25% of the Fund's net assets will be held in fixed-income senior securities.

Securities rated BBB by S&P, Duff, and Fitch or Baa by Moody's are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated debt securities.

In selecting fixed income securities for the Fund the Advisor uses a combined approach of technical and fundamental analysis, focusing on interest rate anticipation and the yield curve. Corporate bond analysis encompasses the same research approach that is used in purchasing common stocks for the Fund. Lower quality and "junk" bonds are avoided.

Risk Factors. Securities in which the Fund invests, and its share price and returns, are subject to fluctuation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally decline. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Debt securities are also subject to credit risk relative to the ability of the issuer to make timely interest payments and repay principal on maturity. To the extent the Fund invests in undervalued or out of favor companies, there may be a substantial time period before the securities of such companies return to price levels believed by the Advisor to represent their true value. An investment in the Fund therefore is more suitable for longer term investors who can bear the risk of short term fluctuations in principal and net asset value.

When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund limits its investments in when-issued securities to less than 5% of its total assets. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

Portfolio Turnover. The annual rate of portfolio turnover is anticipated to be approximately 60%. In general, the Manager will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Leonetti & Associates, Inc., 1130 Lake Cook Road, Suite 105, Buffalo Grove, IL 60089 acts as investment advisor to the Fund. The Advisor was founded in 1982 and is controlled by Mr. Michael E. Leonetti. While the

Advisor has not previously advised a registered investment company, it provides investment advisory services to individual and institutional investors with assets of over $170,000,000. Mr. Craig T. Johnson is responsible for management of the Fund's portfolio.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually. This fee is higher than that paid by most investment companies.

Southampton Investment Management Company (the "Administrative Manager") acts as the Fund's Administrative Manager under a Management Agreement. Under that agreement, the Administrative Manager prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrative Manager receives an annual fee equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $30,000.

The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's operating expenses to assure that the Fund's ratio of operating expenses to average net assets will not exceed the limit imposed by the most restrictive applicable state regulation, currently 2.50% annually of average net assets under $30 million. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund.

The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            HOW TO INVEST IN THE FUND

The minimum initial investment in the Fund is $1000. Subsequent investments must be at least $100. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain individuals or group or periodic plans. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities, provided that any such tendered security is readily marketable, its acquisition is consistent with the Fund's objective and it is otherwise acceptable to the Fund's Advisor.

Shares of the Fund are offered continuously for purchase at their net asset value per share next determined after a purchase order is received. The public offering price is effective for orders received by the Fund prior to the time of the next determination of the Fund's net asset value. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price. Investors may be charged a fee it they effect a transaction in fund shares through a broker or agent.

Investors may purchase shares of the Fund by check or wire:

By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "Leonetti Balanced Fund," should be mailed to the Fund's Transfer Agent: The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, OH 45250-0967.

For subsequent investments, a stub is attached to the account statement sent to shareholders after each transaction. The stub should be detached from the statement and, together with a check payable to "Leonetti Balanced Fund," mailed to the Provident Bank in the envelope provided at the address indicated above. The investor's account number should be written on the check.

By Wire: For initial investments, before wiring funds, an investor should call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that an initial investment will be made by wire and to receive an account number. The Transfer Agent will request the investor's name and the dollar amount to be invested and provide an order confirmation number. The investor should then complete the Fund's Account Application (included with this Prospectus), including the date and the order confirmation number on the application. The completed Account Application should be mailed to the address shown at the top of the Account Application. The investor's bank should transmit immediately available funds by wire for purchase of shares, in the investor's name to the Fund's Custodian, as follows:

         The Provident Bank
         Attn: Mutual Fund Services
         ABA Routing Number: 042-000-424
         for further credit to Leonetti Balanced Fund
         Account Number [Name of Shareholder]

For subsequent investments, the investor's bank should wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire, but it is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at
(800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed to the address of record or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and send the proceeds to the address of record on the account or transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these identification procedures are not followed, the Fund or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

Shareholders may request telephone redemption privileges after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

General. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,000 before the Fund takes any action.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans. The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

Check-A-Matic Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $100), as if the shareholder had written it himself. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start the Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

Dividends and Distributions. Any dividends from net investment income are declared and paid at least annually, typically at the end of the Fund's fiscal year (December 31). Any undistributed net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed capital gains realized during the Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution (apart from any other change in the value of the Fund's shares on that date.) Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income tax or excise taxes based on net income. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local tax consequences of investment in the Fund.

                               GENERAL INFORMATION

The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of the Fund ends on December 31.

Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management and Advisory Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of
such  shares  at  the  end  of  the  period,   assuming   reinvestment
of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries. Shareholder inquiries should be directed to the Transfer Agent at (800) 424-2295.

                                     Advisor
                           Leonetti & Associates, Inc.
                          1130 Lake Cook Road, Ste. 105
                             Buffalo Grove, IL 60089
                                 (800) 454-0999

                                   Distributor
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                          Custodian and Transfer Agent
                               The Provident Bank
                                 P.O. Box 14967
                           Cincinnati, Ohio 45250-0967
                                 (800) 424-2295

                                    Auditors
                                  Ernst & Young
                             515 South Flower Street
                              Los Angeles, CA 90071

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                             San Francisco, CA 94104


                             Leonetti Balanced Fund


                                   Prospectus

                                  June 28, 1995

                                     Revised

                                December 1, 1995